                                                                     EXHIBIT 4.2

                                                                  EXECUTION COPY


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                          FIRST SUPPLEMENTAL INDENTURE

                          dated as of February 22, 2000


                                       to


                                    INDENTURE

                          dated as of February 22, 2000


                                      among


                          NRG NORTHEAST GENERATING LLC

                           the GUARANTORS party hereto

                                       and

                      THE CHASE MANHATTAN BANK, as Trustee


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                  FIRST SUPPLEMENTAL INDENTURE, dated as of February 22, 2000
(this "First Supplemental Indenture"), among NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (together with its successors and assigns, the "Company"), its executive office and mailing address being at 1221 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55403, the GUARANTORS party hereto and THE CHASE MANHATTAN BANK, a New York banking corporation (the "Trustee"), its corporate trust office and mailing address being at 450 W. 33rd Street, 15th Floor, New York, NY 10001 to the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors and the Trustee.

                  WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of bonds, debentures, notes or other evidences of indebtedness to be issued in one or more series;

                  WHEREAS, Sections 2.1, 2.3 and 14.1 of the Original Indenture provide, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Bonds of any series as permitted by Sections 2.1, 2.3 and 14.1 of the Original Indenture;

                  WHEREAS, the Company (i) desires the issuance of three separate series of Bonds to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Bonds of each such series;

                  WHEREAS, all action on the part of the Company necessary to authorize the issuance of the Bonds under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the "Indenture") has been duly taken; and

                  WHEREAS, all acts and things necessary to make the Bonds, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Company, and to constitute these presents a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of said Bonds have in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture and proposes to create, execute, issue and deliver the Bonds.

                  NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

                  That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Bonds, and in consideration of the acceptance of the Bonds by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


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                                      -2-

                                   ARTICLE I

                                   DEFINITIONS

                  (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.

                  (b) For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

                  "Closing Date" means February 22, 2000, the date on which the Initial Bonds are first issued and sold under the Indenture.

                  "Exchange Bonds" shall mean, collectively, the Series A-1 Senior Secured Bonds Due 2004, the Series B-1 Senior Secured Bonds Due 2010 and the Series C-1 Senior Secured Bonds Due 2024 to be issued under the Indenture in exchange for the Initial Bonds pursuant to the Exchange Offer.

                  "Exchange Offer" shall mean the offer by the Company, pursuant to an effective registration statement filed with the SEC, to exchange all of the Exchange Bonds for all of the outstanding Initial Bonds in accordance with the terms and provisions of the Registration Rights Agreement.

                  "Exchange Offer Consummation Date" shall mean the date on which the Exchange Offer is consummated in accordance with the terms and provisions of the Registration Rights Agreement.

                  "Guarantor" means each of the Initial Guarantors and any Subsequent Guarantor.

                  "Initial Bonds" means, collectively, the Series A Senior Secured Bonds Due 2004, the Series B Senior Secured Bonds Due 2015 and the Series C Senior Secured Bonds Due 2024, being issued by the Company under the Indenture and sold to the Initial Purchasers pursuant to the Purchase Agreement dated February 15, 2000 among the Company, Arthur Kill Power LLC, a Delaware limited liability company, Astoria Gas Turbine Power LLC, a Delaware limited liability company, Connecticut Jet Power LLC, a Delaware limited liability company, Devon Power LLC, a Delaware limited liability company, Dunkirk Power LLC, a Delaware limited liability company, Huntley Power LLC, a Delaware limited liability company, Middletown Power LLC, a Delaware limited liability company, Montville Power LLC, a Delaware limited liability company, Norwalk Power LLC, a Delaware limited liability company, Oswego Harbor Power LLC, a Delaware limited liability company, Somerset Power LLC, a Delaware limited liability company and the Initial Purchasers.

                  "Initial Guarantors" means each of Arthur Kill Power LLC, Astoria Power LLC, Connecticut Jet Power LLC, Devon Power LLC, Dunkirk Power LLC, Huntley Power LLC,


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                                      -3-

Middletown Power LLC, Montville Power LLC, Norwalk Harbor Power LLC, Oswego Harbor Power LLC and Somerset Power LLC.

                  "Institutional Accredited Investor" shall have the meaning ascribed thereto in Section 2.1(b) hereof.

                  "Make-Whole Premium" means an amount equal to the excess, if any, of (i) the present value of all interest and principal payments scheduled to become due after the date of the optional redemption by the Issuer in respect of the Bonds being redeemed (such present value to be determined on the basis of a discount rate equal to the sum of (a) the Treasury Rate and (b) 25 basis points) over (ii) the Outstanding principal amount of the applicable Bonds.

                  "QIB" shall have the meaning given to such term in Section 2.1(b) hereof.

                  "Regular Record Date", for any Bond of a series for the Scheduled Payment Date of any installment of principal thereof or payment of interest thereon, means the 16th day (whether or not a Business Day) next preceding such Scheduled Payment Date, or any other date specified for such purpose in the form of Bond of such series attached to the Series Supplemental Indenture relating to the Bonds of such series.

                  "Regulation S Global Bond" means one or more Bonds deposited with a custodian for, and registered in the name of a nominee of, the DTC, interest in which will be held for the benefit of purchasers of the Bonds in offshore transactions under Regulation S.

                  "Resale Restriction Termination Date" means the period of two years after the later of the original issue date of a Restricted Security and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Restricted Security (or any predecessor of such Restricted Security).

                  "Restricted Securities" shall have the meaning given to such term in Section 2.8 hereof.

                  "Rule 144A" means Rule 144A promulgated under the Securities Act.

                  "Rule 144A Global Bond" means the one or more Bonds deposited with a custodian for, and registered in the name of a nominee of, the DTC, interests in which will be held for the benefit of U.S. purchasers of bonds who are QIBs under Rule 144A.

                  "Series A Senior Secured Bonds Due 2004" shall have the meaning given to such term in Section 2.1(a) hereof.

                  "Series B Senior Secured Bonds Due 2015" shall have the meaning given to such term in Section 2.2(a) hereof.

                  "Series C Senior Secured Bonds Due 2024" shall have the meaning given to such term in Section 2.3(a) hereof.


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                  "Series A-1 Senior Secured Bonds Due 2004" shall have the
meaning given to such term in Section 2.1(a) hereof.

                  "Series B-1 Senior Secured Bonds Due 2015" shall have the meaning given to such term in Section 2.2(a) hereof.

                  "Series C-1 Senior Secured Bonds Due 2024" shall have the meaning given to such term in Section 2.3(a) hereof.

                  "Subsequent Guarantor" means any Subsidiary of the Issuer, other than an Initial Guarantor, that the Issuer designates as a Guarantor subsequent to the Closing Date.

                  "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a final maturity (as compiled and published in the most recent Federal Reserve Statistical Release H. 15(519) which has become publicly available at least two Business Days in New York prior to the Redemption Date (or, if such statistical release is no longer published, any publicly available source or similar market data)) most nearly equal to the remaining average life on the Redemption Date of the Bonds being redeemed, provided, however, that if the period from the Redemption Date to the maturity date of the series of Bonds being redeemed is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                                   ARTICLE II

                             THE TERMS OF THE BONDS

                  SECTION 2.1. Terms of 8.065% Series A Senior Secured Bonds Due 2004 and 8.065% Series A-1 Senior Secured Bonds Due 2004.

                  (a) There are hereby created two series of Bonds designated:
(i) 8.065% Series A Senior Secured Bonds Due 2004, in the aggregate principal amount which at any time may not exceed $320,000,000 (the "Series A Senior Secured Bonds Due 2004"), and (ii) 8.065% Series A-1 Senior Secured Bonds Due 2004, in an aggregate principal amount which at any time may not exceed $320,000,000 less the aggregate principal amount of Series A Senior Secured Bonds Due 2004 then Outstanding (the "Series A-1 Senior Secured Bonds Due 2004"). The Series A Senior Secured Bonds Due 2004 may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture. On or prior to the Exchange Offer Consummation Date for the Series A Senior Secured Bonds Due 2004, the Company may execute and deliver to the Trustee, and upon delivery of an Issuer Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver, the Series A-1 Senior Secured Bonds Due 2004 in exchange for Series A Senior Secured Bonds Due 2004 validly surrendered to the Trustee pursuant to the Exchange Offer. Such Issuer Order shall specify the amount of the Series A-1 Senior Secured Bonds Due 2004 to be authenticated and the date on which such Series A-1 Senior Secured


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                                      -5-

Bonds Due 2004 are to be authenticated. The aggregate principal amount of the Series A Senior Secured Bonds Due 2004 together with the Series A-1 Senior Secured Bonds Due 2004 Outstanding at any time may not exceed $320,000,000, except as provided in the Original Indenture.

                  (b) The Series A Senior Secured Bonds Due 2004, (i) if issued to Persons that are institutional "accredited investors" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (each, an "Institutional Accredited Investor") that are not QIBs (as defined below), shall be issued in definitive form, substantially in the form of Schedule 1-A hereto, registered in the name of the purchaser thereof and (ii) (A) if issued to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act; each, a "QIB") in reliance on Rule 144A under the Securities Act, or (B) if issued in offshore transactions to Non-U.S. Persons in reliance on Regulation S shall be issued in the form of one or more Global Bonds substantially in the form of Schedule 1-B hereto, shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee (at its respective address for notices set forth in Section 1.4 of the Original Indenture), as custodian for the Registered Depositary, shall be registered in the name of the Registered Depositary or a nominee of the Registered Depositary and the aggregate principal amount of Series A Senior Secured Bonds Due 2004 so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depositary or its nominee.

                  (c) Each of the Series A Senior Secured Bonds Due 2004 and the Series A-1 Senior Secured Bonds Due 2004 shall have and be subject to such other terms as provided in the Indenture.

                  (d) The forms of the Series A-1 Senior Secured Bonds Due 2004 shall be substantially identical to the forms of the Series A Senior Secured Bonds Due 2004, except that: (i) the title of the Series A-1 Senior Secured Bonds Due 2004 shall be "8.065% Series A-1 Senior Secured Bonds Due 2004"; (ii) the two paragraphs of the legend appearing immediately beneath the title of such forms of the Series A Senior Secured Bonds Due 2004 shall be omitted; (iii) the first sentence of the first paragraph of all such forms shall read in its entirety as follows:

       "NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [________________], or its registered assigns, the outstanding Principal Amount hereof [-- if the Bond is in the form of a global security insert, "after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof"], such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing December 15, 2000) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal


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                                      -6-

       Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment made on the Series A Senior Secured Bonds Due 2004 (as defined in the First Supplemental Indenture) occurring prior to the issue date set forth above or, if no interest has been paid or duly provided for on the Series A Senior Secured Bonds Due 2004, from February 22, 2000 semiannually on June 15 and December 15 in each year commencing June 15, 2000 (provided, if the issue date is on or after a Regular Record Date and prior to the related Scheduled Payment Date, the Company shall pay interest from the Scheduled Payment Date immediately succeeding the issue date semiannually on June 15 and December 15 in each year commencing June 15, 2000) until the Principal Amount is paid in full or payment thereof is duly provided for.";

(iv) the thirteenth and fourteenth paragraphs of the reverse of the forms of the Series A Senior Secured Bonds Due 2004 shall be omitted; and (v) the first sentence of the first paragraph of the reverse of all such forms shall read in its entirety as follows: "This bond is one of an authorized issue of Bonds of the Company known as its 8.065% Series A-1 Senior Secured Bonds Due 2004 (the "Bonds")."

                  SECTION 2.2. Terms of 8.842% Series B Senior Secured Bonds Due 2015 and 8.842% Series B-1 Senior Secured Bonds Due 2015.

                  (a) There are hereby created two series of Bonds designated:
(i) 8.842% Series B Senior Secured Bonds Due 2015, in the aggregate principal amount which at any time may not exceed $130,000,000 (the "Series B Senior Secured Bonds Due 2015"), and (ii) 8.842% Series B-1 Senior Secured Bonds Due 2010, in an aggregate principal amount which at any time may not exceed $130,000,000 less the aggregate principal amount of Series B Senior Secured Bonds Due 2015 then Outstanding (the "Series B-1 Senior Secured Bonds Due 2015"). The Series B Senior Secured Bonds Due 2015 may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture. On or prior to the Exchange Offer Consummation Date for the Series B Senior Secured Bonds Due 2015, the Company may execute and deliver to the Trustee, and upon delivery of an Issuer Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver, the Series B-1 Senior Secured Bonds Due 2015 in exchange for Series B Senior Secured Bonds Due 2015 validly surrendered to the Trustee pursuant to the Exchange Offer. Such Issuer Order shall specify the amount of the Series B-1 Senior Secured Bonds Due 2015 to be authenticated and the date on which such Series B-1 Senior Secured Bonds Due 2015 are to be authenticated. The aggregate principal amount of the Series B Senior Secured Bonds Due 2015 together with the Series B-1 Senior Secured Bonds Due 2015 Outstanding at any time may not exceed $130,000,000, except as provided in the Original Indenture.

                  (b) The Series B Senior Secured Bonds Due 2015, (i) if issued to Institutional Accredited Investors that are not QIBs, shall be issued in definitive form, substantially in the form of Schedule 2-A hereto, registered in the name of the purchaser thereof and (ii) (A) if


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issued to (A) QIBs in reliance on Rule 144A under the Securities Act, or (B) if issued in offshore transactions to Non-U.S. Persons in reliance on Regulation S shall be issued in the form of one or more Global Bonds substantially in the form of Schedule 2-B hereto, shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee (at its respective address for notices set forth in Section 1.4 of the Original Indenture), as custodian for the Registered Depositary, shall be registered in the name of the Registered Depositary or a nominee of the Registered Depositary and the aggregate principal amount of Series B Senior Secured Bonds Due 2015 so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depositary or its nominee.

                  (c) Each of the Series B Senior Secured Bonds Due 2015 and the Series B-1 Senior Secured Bonds shall have and be subject to such other terms as provided in the Indenture.

                  (d) The forms of the Series B-1 Senior Secured Bonds Due 2015 shall be substantially identical to the forms of the Series B Senior Secured Bonds Due 2015, except that: (i) the title of the Series B-1 Senior Secured Bonds Due 2015 shall be "8.842% Series B-1 Senior Secured Bonds Due 2015"; (ii) the two paragraphs of the legend appearing immediately beneath the title of such forms of the Series B Senior Secured Bonds Due 2015 shall be omitted; (iii) the first sentence of the first paragraph of all such forms shall read in its entirety as follows:

       "NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [________________], or its registered assigns, the outstanding Principal Amount hereof [-- if the Bond is in the form of a global security insert, "after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof"], such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing June 15, 2007) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the w remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment
       Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment made on the Series B Senior Secured Bonds Due 2015 (as defined in the First Supplemental Indenture) occurring prior to the issue date set forth above or, if no interest has been paid or duly provided for on the Series B Senior Secured Bonds Due 2015, from February 22, 2000 semiannually on June 15 and December 15 in each year commencing June 15, 2000 (provided, if the issue date is on or after a Regular Record Date and prior to the related Scheduled Payment Date, the Company shall pay interest from the Scheduled Payment Date immediately succeeding the issue date semiannually on June 15 and December 15 in each year commencing June 15, 2000) until the Principal Amount is paid in full or payment thereof is duly provided for.";


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                                      -8-

(iv) the thirteenth and fourteenth paragraphs of the reverse of the forms of the Series B Senior Secured Bonds Due 2015 shall be omitted; and (v) the first sentence of the first paragraph of the reverse of all such forms shall read in its entirety as follows: "This bond is one of an authorized issue of Bonds of the Company known as its 8.842% Series B-1 Senior Secured Bonds Due 2015 (the "Bonds")."

                  SECTION 2.3. Terms of 9.292% Series C Senior Secured Bonds Due 2024 and 9.292% Series C-1 Senior Secured Bonds Due 2024.

                  (a) There are hereby created two series of Bonds designated:
(i) 9.292% Series C Senior Secured Bonds Due 2024, in the aggregate principal amount which at any time may not exceed $300,000,000 (the "Series C Senior Secured Bonds Due 2024"), and (ii) 9.292% Series C-1 Senior Secured Bonds Due 2024, in an aggregate principal amount which at any time may not exceed $300,000,000 less the aggregate principal amount of Series C Senior Secured Bonds Due 2024 then Outstanding (the "Series C-1 Senior Secured Bonds Due 2024"). The Series C Senior Secured Bonds Due 2024 may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture. On or prior to the Exchange Offer Consummation Date for the Series C Senior Secured Bonds Due 2024, the Company may execute and deliver to the Trustee, and upon delivery of an Issuer Order to the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture, the Trustee shall authenticate and deliver, the Series C-1 Senior Secured Bonds Due 2024 in exchange for Series C Senior Secured Bonds Due 2024 validly surrendered to the Trustee pursuant to the Exchange Offer. Such Issuer Order shall specify the amount of the Series C-1 Senior Secured Bonds Due 2024 to be authenticated and the date on which such Series C-1 Senior Secured Bonds Due 2024 are to be authenticated. The aggregate principal amount of the Series C Senior Secured Bonds Due 2024 together with the Series C-1 Senior Secured Bonds Due 2024 Outstanding at any time may not exceed $300,000,000, except as provided in the Original Indenture.

                  (b) The Series C Senior Secured Bonds Due 2024, (i) if issued to Institutional Accredited Investors that are not QIBs, shall be issued in definitive form, substantially in the form of Schedule 3-A hereto, registered in the name of the purchaser thereof and (ii) (A) if issued to QIBs in reliance on Rule 144A under the Securities Act, (B) if issued in offshore transactions to Non-U.S. Persons in reliance on Regulation S shall be issued in the form of one or more Global Bonds substantially in the form of Schedule 3-B hereto, shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee (at its respective address for notices set forth in Section 1.4 of the Original Indenture), as custodian for the Registered Depositary, shall be registered in the name of the Registered Depositary or a nominee of the Registered Depositary and the aggregate principal amount of Series C Senior Secured Bonds Due 2024 so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depositary or its nominee.

                  (c) Each of the Series C Senior Secured Bonds Due 2024 and the Series C-1 Senior Secured Bonds shall have and be subject to such other terms as provided in the Indenture.


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                                      -9-

                  (d) The forms of the Series C-1 Senior Secured Bonds Due 2024 shall be substantially identical to the forms of the Series C Senior Secured Bonds Due 2024, except that: (i) the title of the Series C-1 Senior Secured Bonds Due 2024 shall be "9.292% Series C-1 Senior Secured Bonds Due 2024"; (ii) the two paragraphs of the legend appearing immediately beneath the title of such forms of the Series C Senior Secured Bonds Due 2024 shall be omitted; (iii) the first sentence of the first paragraph of all such forms shall read in its entirety as follows:

       "NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [________________], or its registered assigns, the outstanding Principal Amount hereof [-- if the Bond is in the form of a global security insert, "after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof"], such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing December 15, 2015) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth opposite on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the date of the last interest payment made on the Series C Senior Secured Bonds Due 2024 (as defined in the First Supplemental Indenture) occurring prior to the issue date set forth above or, if no interest has been paid or duly provided for on the Series C Senior Secured Bonds Due 2024, from February 22, 2000 semiannually on June 15 and December 15 in each year commencing June 15, 2000 (provided, if the issue date is on or after a Regular Record Date and prior to the related Scheduled Payment Date, the Company shall pay interest from the Scheduled Payment Date immediately succeeding the issue date semiannually on June 15 and December 15 in each year commencing June 15, 2000) until the Principal Amount is paid in full or payment thereof is duly provided for.";

(iv) the thirteenth and fourteenth paragraphs of the reverse of the forms of the Series C Senior Secured Bonds Due 2024 shall be omitted; and (v) the first sentence of the first paragraph of the reverse of all such forms shall read in its entirety as follows: "This bond is one of an authorized issue of Bonds of the Company known as its 9.292% Series C-1 Senior Secured Bonds Due 2024 (the "Bonds")."

                  SECTION 2.4. Denominations.

                  Each Bond of a series created hereby shall be issued in fully registered form without coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.


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                                      -10-

                  SECTION 2.5. Interest and Principal.

                  Each Bond of a series created hereby shall bear interest on the unpaid principal amount thereof from time to time outstanding from the date thereof until such amount is paid in full at the rate of interest set forth in the forms of such series attached hereto. The principal amount of each Bond of a series created hereby shall be due and payable in installments as set forth in the form of Bond of such series attached hereto.

                  Payment of principal of and interest on each Bond of a series created hereby shall be made (a) if the Company so elects, by check mailed to the Holder at his or her registered address or (b) otherwise as provided in
Section 2.10 of the Original Indenture; provided that the final installment of principal payable with respect to each Bond of a series created hereby shall be payable as provided in Section 8.5 of the Original Indenture (in the case of any such Bond redeemed) or payable upon presentation and surrender of each such Bond at the Place of Payment.

                  SECTION 2.6. Redemption; Repurchase.

                  (a) Optional Redemption. Subject to the provisions of Section
8.1 of the Original Indenture, the Bonds of each series created hereby are subject to optional redemption under the conditions and on the terms set forth in the Original Indenture at a price equal to the Redemption Price plus the Make-Whole Premium.

                  (b) Mandatory Redemption. Subject to the provisions of Section
8.3 of the Original Indenture, the Bonds of each series created hereby are subject to mandatory redemption under the conditions and on the terms set forth in the Original Indenture at a price equal to the Redemption Price, but without a Make-Whole Premium.

                  SECTION 2.7. Exchange Offer.

                  Any Initial Bonds which are presented to the Security Registrar for exchange pursuant to an Exchange Offer in accordance with the terms thereof shall be exchanged for Exchange Bonds of the same series and of equal principal amount upon surrender to the Security Registrar of the Initial Bonds to be exchanged; provided, however, that the Initial Bonds so surrendered for exchange shall be duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or its attorney who shall be duly authorized in writing to execute such document. Whenever any Initial Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to the Security Registrar, the same aggregate principal amount of Exchange Bonds of the same series that have been surrendered.

                  SECTION 2.8. Restrictions on Transfer and Exchange of Initial Bonds.

                  (a) Initial Bonds in definitive form, all Global Bonds and all beneficial interests in one or more Global Bonds, and all Bonds (other than Exchange Bonds or Bonds sold pursuant


                 NRG Northeast Generating Supplemental Indenture to an effective registration statement) issued upon registration of transfer of, or in exchange for, any such Bonds, shall be restricted securities (within the meaning of Rule 144 under the Securities Act; hereinafter, collectively, "Restricted Securities") and shall be subject to the restrictions on transfer provided in the legend set forth on the Restricted Securities. The Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear the legend set forth on the face of the Restricted Securities.

                  Accredited Investors that are not QIBs may hold interests in the Initial Bonds only in definitive form. Any beneficial interest in a Global Bond that is a Restricted Security and is transferred to an Accredited Investor which is not a QIB will be delivered in the form of a definitive Bond and will cease to be an interest in such Global Bond.

                  A holder of a beneficial interest in a Global Bond may exchange such beneficial interest for one or more definitive Bonds if (i) the Issuer notifies the Trustee in writing that the Registered Depositary is unwilling or unable to continue as depositary for such Global Bond, or the Registered Depositary ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depositary is not appointed by the Issuer within 90 days of such notice or cessation or (ii) the Issuer, at its option, notifies the Trustee in writing that it elects to cause the issuance of definitive Bonds. If an exchange of a Global Bond for a definitive Bond is made pursuant to clauses
(i) or (ii) above, then, upon surrender by the Registered Depositary of any beneficial interest in the Global Bonds, definitive Bonds will be issued to each person that the Registered Depositary identifies as the beneficial owner of the Bonds represented by the Global Bonds. Upon any such issuance, the Trustee will be required to register such definitive Bonds in the name of such person or persons (or nominee of any thereof) and cause the same to be delivered thereto. Unless determined otherwise by the Company in accordance with applicable law, each such Global Bond and all definitive Bonds, upon transfer or exchange of beneficial interests in a Global Bond (other than for an Exchange Bond) will bear the legend set forth on the face of the Restricted Securities.

                  Each Holder of a definitive Bond or a beneficial interest in a Global Bond that is a Restricted Security will be deemed to have represented and agreed to offer, sell, pledge or otherwise transfer such Initial Bonds or beneficial interest only in accordance with the legend set forth on the face of the Restricted Securities.

                  Upon the transfer, exchange or replacement of definitive Bonds bearing the legend, or upon request for removal of the legend on a definitive Bond, the Trustee will deliver Bonds that do not bear such legend if the Trustee has been provided evidence satisfactory to the Company (which may include an opinion of counsel) that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the Securities Act.

                  Subject to the restrictions on transfer and exchange set forth herein and in the Original Indenture, the holder of any Bond may transfer or exchange such Bond in whole or in part (in a principal amount equal to the minimum authorized denomination or any greater amount which is an integral multiple of $1,000 or a lesser amount if the holder is transferring or


                 NRG Northeast Generating Supplemental Indenture exchanging all of the Bonds held by such holder) by surrendering it at the Corporate Trust Office of the Trustee or at the office of the transfer agent, together with (a) an executed instrument of assignment and transfer substantially in the form set forth in Exhibit A to this First Supplemental Indenture (in the case of a transfer) or a written request for exchange (in the case of exchange) and (b) additional certifications and evidence that such transfer or exchange is in compliance with the Securities Act and the restrictions on transfer set forth in such Bond as may be required pursuant to the terms of this First Supplemental Indenture.

                  Upon surrender of a definitive Bond for transfer or exchange with the appropriate documentation, or notification of a request for transfer or exchange of a beneficial interest in a Global Bond for a definitive Bond or Bonds, subject to the restrictions described herein and in the Original Indenture, the Trustee will, within five Business Days of such request if made at the Corporate Trust Office of the Trustee, or within 10 Business Days if made at the office of a transfer agent (other than the Trustee), authenticate and deliver at the Corporate Trust Office of the Trustee or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or Holder (in the case of exchange) to such address as the transferee or Holder, as applicable, may request, a definitive Bond or Bonds, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any definitive Bond will not be valid unless made at the Corporate Trust Office of the Trustee or at the office of a transfer agent by the registered holder in person or by a duly authorized attorney-in-fact. The Security Registrar is not required (a) to issue, register the transfer of or exchange any Initial Bonds or any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds of such series selected for redemption and ending at the close of business on the day of such mailing or (b) to issue, register the transfer of or exchange any Initial Bond selected for redemption in whole or in part except the unredeemed portion of any Initial Bond selected for redemption in part. No service charge will be required of any Holder participating in any transfer or exchange of Bonds in respect of such transfer or exchange, but, with certain exceptions, payment may be required of any tax or other governmental charges that may be imposed in connection therewith.

                  (b) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond prior to the expiration of the Resale Restriction Termination Date:

                       (i) a transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond to a QIB shall be made upon the representation of the transferee that it is purchasing the Bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is


                 NRG Northeast Generating Supplemental Indenture relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                       (ii) a transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and

                       (iii) a transfer of a Rule 144A Global Bond or a beneficial interest therein or an Institutional Accredited Investor Bond to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.

                  (c) The following provisions shall apply with respect to any proposed transfer of a Regulation S Global Bond prior to the expiration of the Distribution Compliance Period:

                       (i) a transfer of a Regulation S Global Bond or a beneficial interest therein to a QIB shall be made upon the representation of the transferee that it is purchasing the Bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer and the Guarantors as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                       (ii) a transfer of a Regulation S Global Bond or a beneficial interest therein to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and

                       (iii) a transfer of a Regulation S Global Bond or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C annexed hereto from the proposed transferee and, if requested by the Issuer or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.

                  Prior to or on the expiration of the Distribution Compliance Period, beneficial interests in a Regulation S Global Bond may only be held through Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear") or


                 NRG Northeast Generating Supplemental Indenture

Clearstream Banking, a societe anonyme ("Clearstream") (as indirect participants in DTC) or another agent member of Euroclear and Clearstream acting for and on behalf of them, unless exchanged for interests in the Rule 144A Global Bond in accordance with the certification requirements hereof. During the Distribution Compliance Period, interests in the Regulation S Global Bond, if any, may be exchanged for interests in the Rule 144A Global Bond or for definitive bonds only in accordance with the certification requirements described in this Section 2.8.

                  After the expiration of the Distribution Compliance Period, interests in the Regulation S Global Bond may be transferred without requiring the certification set forth in Exhibit C annexed hereto or any additional certification.

                  As used in the preceding two paragraphs of this Section 2.8, the term "transfer" encompasses any sale, transfer or other disposition of any Bonds referred to herein except for transfers from any Holder to an Affiliate of such Holder; provided, that such transferring Holder shall deliver a letter to the Trustee stating that the transferee is an Affiliate of such Holder. The Trustee shall be entitled to rely on and be fully protected in its reliance on such letter.

                                  ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.1. Execution of Supplemental Indenture.

                  This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.

                  SECTION 3.2. Concerning the Trustee.

                  The recitals contained herein and in the Bonds of each series created hereby, except with respect to the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Bonds of each series created hereby.

                  SECTION 3.3. Counterparts.

                  This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one of the same instrument.

                  SECTION 3.4. GOVERNING LAW.

                  THIS FIRST SUPPLEMENTAL INDENTURE AND EACH BOND OF A SERIES CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN


                 NRG Northeast Generating Supplemental Indenture

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.


                 NRG Northeast Generating Supplemental Indenture

                  IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         NRG NORTHEAST GENERATING LLC

                                         By:/s/ Craig Mataczynski
                                            ----------------------------
                                            Name:  Craig Mataczynski
                                            Title: President

                                         ARTHUR KILL POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         ASTORIA GAS TURBINE POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         CONNECTICUT JET POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         DEVON POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer


                 NRG Northeast Generating Supplemental Indenture

                                         DUNKIRK POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         HUNTLEY POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         MIDDLETOWN POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         MONTVILLE POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         NORWALK POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         OSWEGO HARBOR POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer


                 NRG Northeast Generating Supplemental Indenture

                                         SOMERSET POWER LLC

                                         By: /s/ Brian B. Bird
                                            ----------------------------
                                            Name:  Brian B. Bird
                                            Title: Treasurer

                                         THE CHASE MANHATTAN BANK,

                                         By: /s/ Annette M. Marsula
                                            ----------------------------
                                            Name:  Annette M. Marsula
                                            Title: Vice President


                 NRG Northeast Generating Supplemental Indenture

                                                                       EXHIBIT A

                        [Form of Transferor Certificate]

                   CERTIFICATE TO NRG NORTHEAST GENERATING LLC
                                   AND TRUSTEE

                          __% SERIES [ ] BONDS DUE [ ]

                  This is to certify that as of the date hereof with respect to U.S. $ ______________________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Bonds") for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) of the Surrendered Bonds represents and certifies for the benefit of NRG Northeast Generating LLC and The Chase Manhattan Bank, as Trustee, that the transfer of Surrendered Bonds associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Bonds for the reason checked below:

[ ] The Surrendered Bonds are being transferred to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act; or

[ ] The Surrendered Bonds are being transferred to an institution that is an "accredited investor" meeting the requirements of Rule 501(a)(1), (2),
       (3) or (7) under the Securities Act that is acquiring the Surrendered Bonds for investment purposes and not for distribution;(1) or

[ ] The transfer of the Surrendered Bonds complies with Rule 144 under the Securities Act;(2) or

[ ] The transfer of the Surrendered Bonds complies with another applicable exemption from the registration requirements of the Securities Act.(2)



                                                 -----------------------------
                                                 [Name of Holder]

Dated:  __________, ____
[To be dated the date of presentation or surrender]

1. These transfers require that the transferee deliver a letter substantially in the form of Exhibit B to the First Supplemental Indenture dated as of February 22, 2000 and may also require an opinion of counsel.

2.     These transfers may require an opinion of counsel.


                 NRG Northeast Generating Supplemental Indenture

                                                                       EXHIBIT B

                        [Form of Institutional Accredited
                     Investor Transferee Compliance Letter]

NRG Northeast Generating LLC
1221 Nicollet Mall
Suite 700
Minneapolis, MN  55403-2445
Attention:  Investor Relations

The Chase Manhattan Bank
450 W. 33rd Street, 15th Floor
New York, New York  10001
Attention: Capital Market Fiduciary Services

Dear Ladies and Gentlemen:

                  In connection with our proposed purchase of $__________ aggregate principal amount of ____ % Series ____ Senior Secured Bonds Due _______ (the "Bonds") of NRG Northeast Generating LLC, a Delaware limited liability company (the "Company"), we confirm that

                  1. We understand that the Bonds have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, to offer, sell, pledge or otherwise transfer such Bonds prior to the date which is two years after the later of the original issue date of the Bonds and the last date on which the Company or any affiliate of the Company was the owner of the Bond (or any predecessor of such Bond), only (i) to the Company, (ii) so long as such Bonds are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit A to the First Supplemental Indenture relating to the Bonds, dated as of 2004, 2010 and 2024, as the case may be), (iii) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit A to the First Supplemental Indenture relating to the Bonds, dated as of 2004, 2010 and 2024, as the case may be) that is acquiring the Bonds in a minimum amount of $250,000 for investment purposes and not for distribution and an Institutional Accredited Investor Transferee Compliance Letter in the form hereof is delivered to the Company and to the Trustee under the Indenture relating to the Bonds by such accredited investor, (iv) pursuant to any other available exemption from registration under the Securities Act, or (v) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Bonds from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Bonds by us that the Company and the Trustee may request, and if so requested we will furnish, such opinions of counsel, certificates and/or other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                  2. We are an institutional investor and are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Bonds, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We understand that the Bonds will be issued solely in physical certificated form (and not in the form of interests in securities deposited with The Depository Trust Company) and the minimum principal amount of Bonds that may be purchased by an institutional accredited investor is $250,000.

                  4. We are acquiring the Bonds purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                 Very truly yours,


                                                 ----------------------------
                                                 (Name of Purchaser)
                                                 By:
                                                    -------------------------

Date:
     ---------------

                                                                       EXHIBIT C

                   [Form of Regulation S Transfer Certificate]

                                                                          [date]

NRG Northeast Generating LLC
1221 Nicollet Mall
Suite 700
Minneapolis, MN  55403-2445
Attention:  Investor Relations

The Chase Manhattan Bank
450 W. 33rd Street, 15th Floor
New York, New York  10001
Attention: Capital Market Fiduciary Services

Dear Ladies and Gentlemen:

                  In connection with our proposed purchase of $__________ aggregate principal amount of ____ % Series ____ Senior Secured Bonds Due _______ (the "Bonds") of NRG Northeast Generating LLC, a Delaware limited liability company (the "Company"), we confirm that:

           (a) the offer of the Bonds was not made to a person in the United States;

           (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

           (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

           (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a Distribution Compliance Period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,


[Name of Transferor]



By:
   ---------------------------------           -------------------------------
     Authorized Signature                      Signature Medallion Guaranteed

                                                           Schedule 1-A to First
                                                       Supplemental Indenture to
                                              NRG Northeast Generating Indenture

                           [Form of face of definitive
                 8.065% Series A Senior Secured Bonds Due 2004]

                          NRG NORTHEAST GENERATING LLC
                  8.065% SERIES A SENIOR SECURED BOND DUE 2004

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO

EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No.                                                                 CUSIP NUMBER
                                                                       [    ]

Principal Amount         Final Scheduled Payment Date       Issue Date
----------------         ----------------------------       ----------
$[___________]                 December 15, 2004            February 22, 2000

         REGISTERED HOLDER:         [_______________]

         PRINCIPAL AMOUNT:          [_______________] Dollars

         INTEREST RATE:             8.065%

                  NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [____________], or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing December 15, 2000) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing June 15, 2000) until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Company so elects, by check mailed to the Holder at his or her registered address or (ii) otherwise, at the Place of Payment; provided, that the final installment of principal payable with respect to this Bond shall be made as provided in Section 8.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                              NRG NORTHEAST GENERATING LLC

                                              By
                                                ----------------------------
                                               Name:
                                               Title:

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
   as Trustee

By:
   -------------------------------
   Authorized Signatory

                         [Form of reverse of definitive
                 8.065% Series A Senior Secured Bonds Due 2004]

                          NRG NORTHEAST GENERATING LLC
                  8.065% SERIES A SENIOR SECURED BOND DUE 2004

                  This bond is one of an authorized issue of Bonds of the Company known as its 8.065% Series A Senior Secured Bonds Due 2004 (the "Bonds"). The Bonds are issued under the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors party thereto and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 22, 2000 (the "First Supplemental Indenture") among the Company, the Guarantors party thereto and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on, this Bond are (i) guaranteed by the Guarantors and (ii) secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of
Section 10.2 of the Original Indenture, it will look solely to the assets of the Company, the other Collateral purported to be covered under the Collateral Documents and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) none of the Members, or any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, or the Trustee shall be personally or otherwise liable to any Holder, nor shall the Members, nor any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 17.1 of the Original Indenture.

                  The obligations of the Company to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $320,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Company and the Guarantors have agreed to file with the SEC a registration statement under the

Securities Act ("Registration Statement") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such exchange Bonds shall be issued pursuant to an effective Registration Statement.

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  Bonds actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, the Guarantors, or an Affiliate of any of the foregoing shall not be entitled to share in any payment or distribution provided for in Article 10 of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                                                      ANNEX A TO
                                    8.065% SERIES A SENIOR SECURED BOND DUE 2004

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:

                                                            PRINCIPAL
                                                               AMOUNT
                           PRINCIPAL                          PAYABLE
                             PAYMENT                        ON SERIES
                               DATES                          A BONDS
                             -------                        ---------

                   December 15, 2000                      $50,000,000
                       June 15, 2001                       45,000,000
                   December 15, 2001                       45,000,000
                       June 15, 2002                       53,500,000
                   December 15, 2002                       53,500,000
                       June 15, 2003                       17,500,000
                   December 15, 2003                       17,500,000
                       June 15, 2004                       19,000,000
                   December 15, 2004                       19,000,000
                               TOTAL                     $320,000,000


                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
          JT TEN  --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                        UNIF GIFT MIN ACT
                                         --------------------------------------
                                                     (Cust)   (Minor)

                                         under Uniform Gift to Minors Act

                                         --------------------------------------
                                                       (State)

                Additional abbreviations may also be used though
                              not in the above list

                               -------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto


Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing _________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:
      -------------------


                                                 ------------------------------
                                                 NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                           Schedule 1-B to First
                                                          Supplemental Indenture

                          [Form of face of Global Bond
               for 8.065% Series A Senior Secured Bonds Due 2004]

                          NRG NORTHEAST GENERATING LLC
                  8.065% SERIES A SENIOR SECURED BOND DUE 2004

                  [Insert in Rule 144A Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT

TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

                  [Insert in Regulation S Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER ( A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE

REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No.                                                [CUSIP] [CINS] [ISIN] NUMBER
                                                               [    ]


Principal Amount        Final Scheduled Payment Date        Issue Date
----------------        ----------------------------        ----------
$[___________]                December 15, 2004             February 22, 2000

         REGISTERED HOLDER:         CEDE & CO.

         PRINCIPAL AMOUNT:          [_________________] Dollars

         INTEREST RATE:             8.065%

                  NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing December 15, 2000) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing June 15, 2000), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record

Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. This being a Global Bond (as that term is defined in the Indenture) deposited with DTC acting as depository, and registered in the name of Cede & Co. a nominee of DTC, Cede & Co., as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the final Scheduled Payment Date, by wire transfer of immediately available funds. Payment of the final installment of principal payable with respect to this Bond shall be made as provided in Section 8.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                          NRG NORTHEAST GENERATING LLC

                                          By
                                            ------------------------------
                                           Name:
                                           Title:

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
  as Trustee

By:
   -------------------------
   Authorized Signatory

                       [Form of reverse of Global Bond for
                 8.065% Series A Senior Secured Bonds Due 2004]

                          NRG NORTHEAST GENERATING LLC
                  8.065% SERIES A SENIOR SECURED BOND DUE 2004

                  This bond is one of an authorized issue of Bonds of the Company known as its 8.065% Series A Senior Secured Bonds Due 2004 (the "Bonds"). The Bonds are issued under the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors party thereto and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 22, 2000 (the "First Supplemental Indenture") among the Company, the Guarantors party thereto and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on, this Bond are (i) guaranteed by the Guarantors and (ii) secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of
Section 10.2 of the Original Indenture, it will look solely to the assets of the Company, the other Collateral purported to be covered under the Collateral Documents and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) none of the Members, or any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, or the Trustee shall be personally or otherwise liable to any Holder, nor shall the Members, nor any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 17.1 of the Original Indenture.

                  The obligations of the Company to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $320,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Company and the Guarantors have agreed to file with the SEC a registration statement under the

Securities Act ("Registration Statement") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such exchange Bonds shall be issued pursuant to an effective Registration Statement.

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  Bonds actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, the Guarantors, or an Affiliate of any of the foregoing shall not be entitled to share in any payment or distribution provided for in Article 10 of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
          JT TEN  --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                      UNIF GIFT MIN ACT
                                           ------------------------------------
                                                     (Cust)   (Minor)

                                           under Uniform Gift to Minors Act

                                           ------------------------------------
                                                         (State)

                Additional abbreviations may also be used though
                              not in the above list

                               -------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee
                               -------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing _______ attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      ---------------------------

                                                ------------------------------
                                                NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                                      ANNEX A TO
                                    8.065% SERIES A SENIOR SECURED BOND DUE 2004

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:

                                                                                        PRINCIPAL
                                                                                           AMOUNT
                           PRINCIPAL                                                      PAYABLE
                             PAYMENT                                                    ON SERIES
                               DATES                                                      A BONDS
                               -----                                                      -------
                   December 15, 2000                                                  $50,000,000
                       June 15, 2001                                                   45,000,000
                   December 15, 2001                                                   45,000,000
                       June 15, 2002                                                   53,500,000
                   December 15, 2002                                                   53,500,000
                       June 15, 2003                                                   17,500,000
                   December 15, 2003                                                   17,500,000
                       June 15, 2004                                                   19,000,000
                   December 15, 2004                                                   19,000,000
                               TOTAL                                                 $320,000,000


                                                                      ANNEX B TO
                                    8.065% SERIES A SENIOR SECURED BOND DUE 2004

         Exchanges of portions of this Global Bond for definitive Bonds:

==========================================================================================================
                         PRINCIPAL AMOUNT OF
                         DEFINITIVE SECURITIES ISSUED       REMAINING PRINCIPAL            NOTATION MADE
                         IN EXCHANGE FOR A PORTION          AMOUNT OF THIS GLOBAL          BY
DATE                     OF THIS GLOBAL SECURITY            SECURITY

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================

                                                           Schedule 2-A to First
                                                       Supplemental Indenture to
                                              NRG Northeast Generating Indenture

                           [Form of face of definitive
                 8.842% Series B Senior Secured Bonds Due 2010]

                          NRG NORTHEAST GENERATING LLC
                  8.842% SERIES B SENIOR SECURED BOND DUE 2010

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF

COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No.                                                                CUSIP NUMBER
                                                                      [    ]


Principal Amount         Final Scheduled Payment Date        Issue Date
----------------         ----------------------------        ----------
$[___________]                   June 15, 2015               February 22, 2000

         REGISTERED HOLDER:         [_______________]

         PRINCIPAL AMOUNT:          [_______________] Dollars

         INTEREST RATE:             8.842%

                  NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [____________], or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing June 15, 2007) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing June 15, 2000) until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Company so elects, by check mailed to the Holder at his or her registered address or (ii) otherwise, at the Place of Payment; provided, that the final installment of principal payable with respect to this Bond shall be made as provided in Section 8.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        NRG NORTHEAST GENERATING LLC

                                        By
                                          -----------------------------
                                         Name:
                                         Title:

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
   as Trustee

By:
   --------------------------
   Authorized Signatory

                        [Form of reverse of definitive
                 8.842% Series B Senior Secured Bonds Due 2015]

                          NRG NORTHEAST GENERATING LLC
                  8.842% SERIES B SENIOR SECURED BOND DUE 2015

                  This bond is one of an authorized issue of Bonds of the Company known as its 8.842% Series B Senior Secured Bonds Due 2010 (the "Bonds"). The Bonds are issued under the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors party thereto and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 22, 2000 (the "First Supplemental Indenture") among the Company, the Guarantors party thereto and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on, this Bond are (i) guaranteed by the Guarantors and (ii) secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of
Section 10.2 of the Original Indenture, it will look solely to the assets of the Company, the other Collateral purported to be covered under the Collateral Documents and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) none of the Members, or any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, or the Trustee shall be personally or otherwise liable to any Holder, nor shall the Members, nor any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 17.1 of the Original Indenture.

                  The obligations of the Company to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in
                                       6
respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $130,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Company and the Guarantors have agreed to file with the SEC a registration statement under the

Securities Act ("Registration Statement") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such exchange Bonds shall be issued pursuant to an effective Registration Statement.

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  Bonds actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, the Guarantors, or an Affiliate of any of the foregoing shall not be entitled to share in any payment or distribution provided for in Article 10 of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                                                      ANNEX A TO
                                    8.842% SERIES B SENIOR SECURED BOND DUE 2015

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                                                                      PRINCIPAL
                                                                         AMOUNT
                           PRINCIPAL                                    PAYABLE
                             PAYMENT                                  ON SERIES
                               DATES                                    B BONDS
                               -----                                    -------
                       June 15, 2007                                $16,500,000
                   December 15, 2007                                 16,500,000
                       June 15, 2008                                 17,000,000
                   December 15, 2008                                 17,000,000
                       June 15, 2009                                 19,000,000
                   December 15, 2009                                 19,000,000
                       June 15, 2010                                  2,000,000
                   December 15, 2010                                  2,000,000
                       June 15, 2011                                  2,000,000
                   December 15, 2011                                  2,000,000
                       June 15, 2012                                  2,000,000
                   December 15, 2012                                  2,000,000
                       June 15, 2013                                  2,500,000
                   December 15, 2013                                  2,500,000
                       June 15, 2014                                  2,500,000
                   December 15, 2014                                  2,500,000
                       June 15, 2015                                  3,000,000
                               TOTAL                               $130,000,000

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
          JT TEN  --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                      UNIF GIFT MIN ACT
                                          -------------------------------------
                                                   (Cust)   (Minor)

                                          under Uniform Gift to Minors Act


                                          -------------------------------------
                                                        (State)

                Additional abbreviations may also be used though
                              not in the above list

                               -------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee
                              -------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:
      ---------------------


                                                              ------------------
                                                              NAME:


NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                           Schedule 2-B to First
                                                          Supplemental Indenture


                          [Form of face of Global Bond
               for 8.842% Series B Senior Secured Bonds Due 2010]

                          NRG NORTHEAST GENERATING LLC
                  8.842% SERIES B SENIOR SECURED BOND DUE 2010

                  [Insert in Rule 144A Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO

EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER ( A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. ]

                  [Insert in Regulation S Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER ( A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS

OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No.                                                 [CUSIP] [CINS] [ISIN] NUMBER
                                                                [    ]


Principal Amount                          Final Scheduled Payment Date              Issue Date
----------------                          ----------------------------              ----------

$[___________]                                    June 15, 2015                     February 22, 2000


         REGISTERED HOLDER:                 CEDE & CO.

         PRINCIPAL AMOUNT:          [_________________] Dollars

         INTEREST RATE:                     8.842%




                  NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing June 15, 2007) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing June 15, 2000), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record

Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. This being a Global Bond (as that term is defined in the Indenture) deposited with DTC acting as depository, and registered in the name of Cede & Co. a nominee of DTC, Cede & Co., as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the final Scheduled Payment Date, by wire transfer of immediately available funds. Payment of the final installment of principal payable with respect to this Bond shall be made as provided in Section 8.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                    NRG NORTHEAST GENERATING LLC

                                                     By
                                                       -------------------------
                                                      Name:
                                                      Title:

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
as Trustee

By:
   --------------------------------
   Authorized Signatory

                       [Form of reverse of Global Bond for
                 8.842% Series B Senior Secured Bonds Due 2015]

                          NRG NORTHEAST GENERATING LLC
                  8.842% SERIES B SENIOR SECURED BOND DUE 2015

                  This bond is one of an authorized issue of Bonds of the Company known as its 8.842% Series B Senior Secured Bonds Due 2010 (the "Bonds"). The Bonds are issued under the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors party thereto and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 22, 2000 (the "First Supplemental Indenture") among the Company, the Guarantors party thereto and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on, this Bond are (i) guaranteed by the Guarantors and (ii) secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of
Section 10.2 of the Original Indenture, it will look solely to the assets of the Company, the other Collateral purported to be covered under the Collateral Documents and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) none of the Members, or any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, or the Trustee shall be personally or otherwise liable to any Holder, nor shall the Members, nor any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 17.1 of the Original Indenture.

                  The obligations of the Company to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $130,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the

Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Company and the Guarantors have agreed to file with the SEC a registration statement under the Securities Act ("Registration Statement") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such exchange Bonds shall be issued pursuant to an effective Registration Statement.

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  Bonds actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, the Guarantors, or an Affiliate of any of the foregoing shall not be entitled to share in any payment or distribution provided for in Article 10 of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be CONSTRUED as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
          JT TEN  --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                        UNIF GIFT MIN ACT
                                          -------------------------------------
                                                      (Cust)   (Minor)

                                          under Uniform Gift to Minors Act


                                          --------------------------------------
                                                          (State)

                Additional abbreviations may also be used though
                              not in the above list

                              -------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee
                                -----------------------------------------------


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
       ---------------------
                                                 ------------------------------
                                                 NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                                     ANNEX A TO
                                   8.842% SERIES B SENIOR SECURED BOND DUE 2015

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                                                                     PRINCIPAL
                                                                        AMOUNT
                           PRINCIPAL                                   PAYABLE
                             PAYMENT                                 ON SERIES
                               DATES                                   B BONDS
                               -----                                   -------
                       June 15, 2007                               $16,500,000
                   December 15, 2007                                16,500,000
                       June 15, 2008                                17,000,000
                   December 15, 2008                                17,000,000
                       June 15, 2009                                19,000,000
                   December 15, 2009                                19,000,000
                       June 15, 2010                                 2,000,000
                   December 15, 2010                                 2,000,000
                       June 15, 2011                                 2,000,000
                   December 15, 2011                                 2,000,000
                       June 15, 2012                                 2,000,000
                   December 15, 2012                                 2,000,000
                       June 15, 2013                                 2,500,000
                   December 15, 2013                                 2,500,000
                       June 15, 2014                                 2,500,000
                   December 15, 2014                                 2,500,000
                       June 15, 2015                                 3,000,000
                               TOTAL                              $130,000,000


                                                                     ANNEX B TO
                                   8.842% SERIES B SENIOR SECURED BOND DUE 2015

        Exchanges of portions of this Global Bond for definitive Bonds:

====================================================================================================================
                         PRINCIPAL AMOUNT OF
                         DEFINITIVE SECURITIES ISSUED           REMAINING PRINCIPAL
                         IN EXCHANGE FOR A                      AMOUNT OF THIS GLOBAL            NOTATION MADE
DATE                     PORTION OF THIS GLOBAL SECURITY        SECURITY                         BY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

======================== ===================================== ============================== ======================

                                                           Schedule 3-A to First
                                                       Supplemental Indenture to
                                              NRG Northeast Generating Indenture


                          [Form of face of definitive
                 9.292% Series C Senior Secured Bonds Due 2024]

                          NRG NORTHEAST GENERATING LLC
                  9.292% SERIES C SENIOR SECURED BOND DUE 2024

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT

TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No.                                                              CUSIP NUMBER
                                                                     [    ]


Principal Amount                          Final Scheduled Payment Date              Issue Date
----------------                          ----------------------------              ----------

$[___________]                                  December 15, 2024                   February 22, 2000


         REGISTERED HOLDER:                 [_______________]

         PRINCIPAL AMOUNT:                  [_______________] Dollars

         INTEREST RATE:                     9.292%


                  NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [____________], or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing December 15, 2015) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing June 15, 2000) until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 1 or December 1, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Bond shall be made (i) if the Company so elects, by check mailed to the Holder at his or her registered address or (ii) otherwise, at the Place of Payment; provided, that the final installment of principal payable with respect to this Bond shall be made as provided in Section 8.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                   NRG NORTHEAST GENERATING LLC

                                                   By
                                                     -------------------------
                                                    Name:
                                                    Title:

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
   as Trustee

By:
   --------------------------------
   Authorized Signatory

                         [Form of reverse of definitive
                  9.292% Series C Senior Secured Bonds Due 2024]

                          NRG NORTHEAST GENERATING LLC
                  9.292% SERIES C SENIOR SECURED BOND DUE 2024

                  This bond is one of an authorized issue of Bonds of the Company known as its 9.292% Series C Senior Secured Bonds Due 2024 (the "Bonds"). The Bonds are issued under the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors party thereto and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 22, 2000 (the "First Supplemental Indenture") among the Company, the Guarantors party thereto and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on, this Bond are (i) guaranteed by the Guarantors and (ii) secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of
Section 10.2 of the Original Indenture, it will look solely to the assets of the Company, the other Collateral purported to be covered under the Collateral Documents and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) none of the Members, or any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, or the Trustee shall be personally or otherwise liable to any Holder, nor shall the Members, nor any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 17.1 of the Original Indenture.

                  The obligations of the Company to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $300,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $300,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the

Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the Company and the Guarantors have agreed to file with the SEC a registration statement under the Securities Act ("Registration Statement") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such exchange Bonds shall be issued pursuant to an effective Registration Statement.

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  Bonds actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, the Guarantors, or an Affiliate of any of the foregoing shall not be entitled to share in any payment or distribution provided for in Article 10 of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                                                      ANNEX A TO
                                    9.292% SERIES C SENIOR SECURED BOND DUE 2024

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:


                                                           PRINCIPAL
                                                              AMOUNT
                           PRINCIPAL                         PAYABLE
                             PAYMENT                       ON SERIES
                               DATES                         C BONDS
                   December 15, 2015                      $3,000,000
                       June 15, 2016                       3,000,000
                   December 15, 2016                       3,000,000
                       June 15, 2017                       3,500,000
                   December 15, 2017                       3,500,000
                       June 15, 2018                      15,500,000
                   December 15, 2018                      15,500,000
                       June 15, 2019                      17,000,000
                   December 15, 2019                      17,000,000
                       June 15, 2020                      18,500,000
                   December 15, 2020                      18,500,000
                       June 15, 2021                      20,000,000
                   December 15, 2021                      20,000,000
                       June 15, 2022                      22,000,000
                   December 15, 2022                      22,000,000
                       June 15, 2023                      23,000,000
                   December 15, 2023                      23,000,000
                       June 15, 2024                      26,000,000
                   December 15, 2024                      26,000,000
                               TOTAL                    $300,000,000

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
          JT TEN  --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                  UNIF GIFT MIN ACT
                                       -----------------------------------------
                                                        (Cust) (Minor)

                                       under Uniform Gift to Minors Act

                                       -----------------------------------------
                                                         (State)

                Additional abbreviations may also be used though
                              not in the above list

                               -------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

Dated:
       ---------------------

                                                ------------------------------
                                                NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                           Schedule 3-B to First
                                                          Supplemental Indenture

                          [Form of face of Global Bond
               for 9.292% Series C Senior Secured Bonds Due 2024]

                          NRG NORTHEAST GENERATING LLC
                  9.292% SERIES C SENIOR SECURED BOND DUE 2024

                  [Insert in Rule 144A Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT

TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER ( A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. ]

                  [Insert in Regulation S Global Bonds -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1),
(2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER ( A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE

REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No.                                                 [CUSIP] [CINS] [ISIN] NUMBER
                                                                 [ ]


Principal Amount                          Final Scheduled Payment Date              Issue Date
----------------                          ----------------------------              ----------
$[___________]                                  December 15, 2024                   February 22, 2000

         REGISTERED HOLDER:         CEDE & CO.

         PRINCIPAL AMOUNT:          [_________________] Dollars

         INTEREST RATE:             9.292%

                  NRG NORTHEAST GENERATING LLC, a Delaware limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive Bonds issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on June 15 and December 15 of each year (commencing December 15, 2015) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above (subject to the fourteenth paragraph set forth on the reverse of this Bond, which refers to a Registration Default) from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 15 and December 15 in each year (commencing June 15, 2000), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 1 or December 1, as the case may be (whether or not a Business Day), next preceding Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record

Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. This being a Global Bond (as that term is defined in the Indenture) deposited with DTC acting as depository, and registered in the name of Cede & Co. a nominee of DTC, Cede & Co., as holder of record of this Bond shall be entitled to receive payment of principal and interest, other than principal and interest due at the final Scheduled Payment Date, by wire transfer of immediately available funds. Payment of the final installment of principal payable with respect to this Bond shall be made as provided in Section 8.5 of the Indenture (in the event this Bond is redeemed) or shall be made upon presentation and surrender of this Bond at the Place of Payment. All payments in respect of this Bond shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.

                  Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Bond will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

                  Reference is made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                    NRG NORTHEAST GENERATING LLC

                                                     By
                                                       -------------------------
                                                       Name:
                                                       Title:

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
  as Trustee

By:
   --------------------------------
   Authorized Signatory

                       [Form of reverse of Global Bond for
                     Series C Senior Secured Bonds Due 2024]

                          NRG NORTHEAST GENERATING LLC
                  9.292% SERIES C SENIOR SECURED BOND DUE 2024

                  This bond is one of an authorized issue of Bonds of the Company known as its 9.292% Series C Senior Secured Bonds Due 2024 (the "Bonds"). The Bonds are issued under the Indenture dated as of February 22, 2000 (the "Original Indenture") among the Company, the Guarantors party thereto and The Chase Manhattan Bank, a New York banking corporation, as trustee (in such capacity, together with its successors in such capacity, the "Trustee"), as supplemented by the First Supplemental Indenture dated as of February 22, 2000 (the "First Supplemental Indenture") among the Company, the Guarantors party thereto and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the "Indenture"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds of any series issued and Outstanding under the Indenture rank on a parity with each other Bond of the same series and with all Bonds of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of and interest on, this Bond are (i) guaranteed by the Guarantors and (ii) secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Bond, hereby acknowledges and agrees that (a) subject to the terms of
Section 10.2 of the Original Indenture, it will look solely to the assets of the Company, the other Collateral purported to be covered under the Collateral Documents and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) none of the Members, or any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, or the Trustee shall be personally or otherwise liable to any Holder, nor shall the Members, nor any of their respective past, present or future members, officers, partners, directors or shareholders or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Bond or for any liability under the Indenture or any other Transaction Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 17.1 of the Original Indenture.

                  The obligations of the Company to pay the principal of and interest on the Bonds when due as herein prescribed are absolute and unconditional and no provision of this Bond or the Indenture shall alter or impair such obligations.

                  The Bonds are subject to a Security Agreement dated as of February 22, 2000 pursuant to which the rights of the Secured Parties (including the Holders and the Trustee) in respect of the Collateral will be shared among the Secured Parties and will be exercised by the Collateral Agent in accordance with the Security Agreement.

                  The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds of all series then Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Bonds of all series then Outstanding, on behalf of the Holders of all the Bonds, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Bond shall be conclusive and binding upon the Holder and upon all future Holders of this Bond and the Holder of every Bond issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Bond.

                  This Bond is one of the series designated on the face hereof, limited to $300,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.

                  This Bond and all Bonds issued or to be issued in series created under the First Supplemental Indenture are (i) redeemable at the option of the Company in accordance with Section 8.2 of the Indenture, on not less than 30 nor more than 60 days' notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium and
(ii) not subject to any sinking fund.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 8.3 of the Indenture. Notice of any redemption of Bonds will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.

                  Bonds (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.

                  The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of
(a) the entire indebtedness of this Bond and (b) certain restrictive covenants and agreements.

                  The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.

                  The Company and the Guarantors have entered into an Exchange and Registration Rights Agreement dated February 15, 2000 (the "Registration Rights Agreement") with the Initial Purchasers described therein. Pursuant to such Registration Rights Agreement, the

Company and the Guarantors have agreed to file with the SEC a registration statement under the Securities Act ("Registration Statement") for an offer to exchange the Bonds for a like aggregate principal amount of Bonds issued pursuant to the Indenture that are in all material respects identical to the Bonds except that such exchange Bonds shall be issued pursuant to an effective Registration Statement.

                  From and after the date on which a Registration Default (as defined in the Registration Rights Agreement) occurs, the interest rate payable on this Bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this Bond, until but not including the date on which such Registration Default shall cease to exist (and provided no other Registration Default with respect to this Bond shall then be continuing), at the rate of one half of one percent (0.50%) per annum, which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum.

                  The Bonds are issuable only as registered Bonds without coupons in minimum denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Bonds are exchangeable at the option of the Holder thereof for other Bonds of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.

                  No service charge will be required of any Holder participating in any such transfer or exchange of Bonds in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  The person in whose name this Bond is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Bond be overdue regardless of any notice to anyone to the contrary.

                  Bonds actually known to a Responsible Officer of the Trustee to be owned or held by, or for the account or benefit of, the Company, the Guarantors, or an Affiliate of any of the foregoing shall not be entitled to share in any payment or distribution provided for in Article 10 of the Indenture until all Bonds held by other Persons have been indefeasibly paid in full.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                  ABBREVIATIONS

                  The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  --       as tenants in common
         TEN ENT  --       as tenants by the entireties
          JT TEN  --       as joint tenants with right of
                           survivorship and not as tenants in
                           common

                        UNIF GIFT MIN ACT
                                         ---------------------------------------
                                                      (Cust)  (Minor)

                                         under Uniform Gift to Minors Act

                                         ---------------------------------------

                                                          (State)

                Additional abbreviations may also be used though
                              not in the above list

                               -------------------

                  FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  (Please print or typewrite name and address,
                         including zip code of Assignee)

the within Security and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
       ---------------------

                                              ------------------------------
                                              NAME:

NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                                                      ANNEX A TO
                                    9.292% SERIES C SENIOR SECURED BOND DUE 2024

                  The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Bonds of this series on each such date:

                                                              PRINCIPAL
                                                                 AMOUNT
                        PRINCIPAL                               PAYABLE
                         PAYMENT                              ON SERIES
                          DATES                                 C BONDS
                          -----                                 -------

                   December 15, 2015                         $3,000,000
                       June 15, 2016                          3,000,000
                   December 15, 2016                          3,000,000
                       June 15, 2017                          3,500,000
                   December 15, 2017                          3,500,000
                       June 15, 2018                         15,500,000
                   December 15, 2018                         15,500,000
                       June 15, 2019                         17,000,000
                   December 15, 2019                         17,000,000
                       June 15, 2020                         18,500,000
                   December 15, 2020                         18,500,000
                       June 15, 2021                         20,000,000
                   December 15, 2021                         20,000,000
                       June 15, 2022                         22,000,000
                   December 15, 2022                         22,000,000
                       June 15, 2023                         23,000,000
                   December 15, 2023                         23,000,000
                       June 15, 2024                         26,000,000
                   December 15, 2024                         26,000,000
                               TOTAL                       $300,000,000

                 NRG Northeast Generating Supplemental Indenture

                                                                      ANNEX B TO
                                    9.292% SERIES C SENIOR SECURED BOND DUE 2024

        Exchanges of portions of this Global Bond for definitive Bonds:

=====================================================================================================================
                         PRINCIPAL AMOUNT OF DEFINITIVE
                         SECURITIES ISSUED IN EXCHANGE FOR A   REMAINING PRINCIPAL AMOUNT
DATE                     PORTION OF THIS GLOBAL SECURITY       OF THIS GLOBAL SECURITY        NOTATION MADE BY
------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

------------------------ ------------------------------------- ------------------------------ ----------------------

=====================================================================================================================


                 NRG Northeast Generating Supplemental Indenture